Fees Summary	Nov. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	5,646.53
Total Transaction Valuation	64,902,635.10
Total Offset Amount	(0)
Net Fee	$ 5,646.53
Offset Table N/A	N/A